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                               INTELLIPHONE, INC.
                               6801 WAYZATA BLVD.
                        ST. LOUIS PARK, MINNESOTA  55426
                        PHONE  544-1260     FAX  544-1281

                                PROMISSORY  NOTE

                                             April 10, 1995
$50,000.00                                   Saint Louis Park, Minnesota

FOR VALUE RECEIVED, Intelliphone, Inc., a Minnesota Corporation whose principle place of business is located at 6801 Wayzata Blvd., St. Louis Park, Minnesota, 55426 promises to pay to the order of Serene Paletz of 4740 S. Ocean Blvd. Apt. 814, Highland Beach, Florida Fifty Thousand ($50,000.00) Dollars with interest from the above date at the rate of twelve percent (12%) per annum.

Payments will start on May 10, 1995. For the first 24 months, payments will be $500 interest only. Over the next 24 months Intelliphone will fully amortize this note; principal and interest payments to be $2,353.67 monthly.

In the event of a failure to make payment when due, the undersigned shall be liable for all costs of collection including reasonable attorney fees.


                                         /s/ Jack Kohler
                                        -------------------------------
                                        INTELLIPHONE, INC.
                                        Jack Kohler - Chief Financial Officer